As filed with the Securities and Exchange Commission on June 5, 2001

                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                 POST-EFFECTIVE
                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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                           SEC File Number: 333-62286

                             EKNOWLEDGE GROUP, INC.
             (Exact name of registrant as specified in its charter)


Nevada                                                                 76-040898
(State  or other jurisdiction of incorporation or organization)          (I.R.S.
                                                  Employer  Identification  No.)

1520  W.  Sixth  Street,  Suite  101,  Corona,  CA                         92882
(Address  of  Principal  Executive Offices)                                 (Zip
Code)


                          2001 STOCK COMPENSATION PLAN
                              (Full Title of Plan)

                                 William Stocker
                                 attorney at law
                        34190 Sepulveda Avenue, Suite 200
                            Capistrano Beach CA 92624
                    phone (949) 487-7295,  fax (949) 487-7285


                         CALCULATION OF REGISTRATION FEE


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Title of    |   Amount to     |  Proposed       | Proposed       | Amount of   |
Securities  |   be Registered |  Maximum        | Maximum        | Registration|
To be       |                 |  Offering Price | Aggregate      | Fee         |
Registered  |                 |  Per Unit       | Offering Price |             |
--------------------------------------------------------------------------------
Common Stock|        N/A      |      N/A        |     N/A        |    N/A      |
$0.001      |                 |                 |                |             |
Par Value   |                 |                 |                |             |
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                                EXPLANATORY NOTE

     In accordance with General Instruction E to Form S-8, this Amendment No. 2 to the registration statement on Form S-8 is being filed solely to amend the signature page for the Post-Effective Amendment No. 1 on Form S-8 as filed on February 1, 2002. The Issuer has elected to file the signature page with the current officers and directors rather than the persons appointed as officers and directors at the time of the original Registration Statement on Form S-8 as filed June 5, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective
Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corona, State of California, on the 5th day of February, 2002.



                                           EKNOWLEDGE  GROUP,  INC.



                                           By:  /s/  Gary  Saunders
                                                     Gary  Saunders
                                                     Chief  Executive  Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

By:  /s/  Gary  Saunders
          Gary  Saunders,  Board  of  Directors

Dated:  February  5,  2002




By:  /s/  Scott  Hildebrandt
          Scott  Hildebrandt,  Board  of  Directors

Dated:  February  5,  2002

By:  /s/  Christopher  DeSantis
          Christopher  DeSantis,  Board  of  Directors

Dated:  February  5,  2002




By:  /s/  Wayne  Saunders
          Wayne  Saunders,  Board  of  Directors

Dated:  February  5,  2002

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